Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Brandon B. Smith, Senior Vice President, General Counsel and Corporate Secretary; Kenneth R. Trammell, Executive Vice President and Chief Financial Officer; and Jason M. Hollar, Senior Vice President, Finance of Tenneco Inc., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign this Registration Statement to be filed with the Securities and Exchange Commission and any and all amendments and supplements to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 30th day of April, 2018.

By:	/s/ Brian J. Kesseler
Name: Brian J. Kesseler
Title: Chief Executive Officer and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Brandon B. Smith, Senior Vice President, General Counsel and Corporate Secretary; Kenneth R. Trammell, Executive Vice President and Chief Financial Officer; and Jason M. Hollar, Senior Vice President, Finance of Tenneco Inc., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign this Registration Statement to be filed with the Securities and Exchange Commission and any and all amendments and supplements to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 24th day of April, 2018.

By:	/s/ Gregg M. Sherrill
Name: Gregg M. Sherrill
Title: Executive Chairman and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Brandon B. Smith, Senior Vice President, General Counsel and Corporate Secretary; Kenneth R. Trammell, Executive Vice President and Chief Financial Officer; and Jason M. Hollar, Senior Vice President, Finance of Tenneco Inc., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign this Registration Statement to be filed with the Securities and Exchange Commission and any and all amendments and supplements to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 19th day of April, 2018.

By:	/s/ Thomas C. Freyman
Name: Thomas C. Freyman
Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Brandon B. Smith, Senior Vice President, General Counsel and Corporate Secretary; Kenneth R. Trammell, Executive Vice President and Chief Financial Officer; and Jason M. Hollar, Senior Vice President, Finance of Tenneco Inc., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign this Registration Statement to be filed with the Securities and Exchange Commission and any and all amendments and supplements to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 30th day of April, 2018.

By:	/s/ Dennis J. Letham
Name: Dennis J. Letham
Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Brandon B. Smith, Senior Vice President, General Counsel and Corporate Secretary; Kenneth R. Trammell, Executive Vice President and Chief Financial Officer; and Jason M. Hollar, Senior Vice President, Finance of Tenneco Inc., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign this Registration Statement to be filed with the Securities and Exchange Commission and any and all amendments and supplements to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 30th day of April, 2018.

By:	/s/ James S. Metcalf
Name: James S. Metcalf
Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Brandon B. Smith, Senior Vice President, General Counsel and Corporate Secretary; Kenneth R. Trammell, Executive Vice President and Chief Financial Officer; and Jason M. Hollar, Senior Vice President, Finance of Tenneco Inc., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign this Registration Statement to be filed with the Securities and Exchange Commission and any and all amendments and supplements to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 26th day of April, 2018.

By:	/s/ Roger B. Porter
Name: Roger B. Porter
Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Brandon B. Smith, Senior Vice President, General Counsel and Corporate Secretary; Kenneth R. Trammell, Executive Vice President and Chief Financial Officer; and Jason M. Hollar, Senior Vice President, Finance of Tenneco Inc., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign this Registration Statement to be filed with the Securities and Exchange Commission and any and all amendments and supplements to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 19th day of April, 2018.

By:	/s/ David B. Price
Name: David B. Price
Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Brandon B. Smith, Senior Vice President, General Counsel and Corporate Secretary; Kenneth R. Trammell, Executive Vice President and Chief Financial Officer; and Jason M. Hollar, Senior Vice President, Finance of Tenneco Inc., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign this Registration Statement to be filed with the Securities and Exchange Commission and any and all amendments and supplements to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 24th day of April, 2018.

By:	/s/ Paul T. Stecko
Name: Paul T. Stecko
Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Brandon B. Smith, Senior Vice President, General Counsel and Corporate Secretary; Kenneth R. Trammell, Executive Vice President and Chief Financial Officer; and Jason M. Hollar, Senior Vice President, Finance of Tenneco Inc., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign this Registration Statement to be filed with the Securities and Exchange Commission and any and all amendments and supplements to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 20th day of April, 2018.

By:	/s/ Jane L. Warner
Name: Jane L. Warner
Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Brandon B. Smith, Senior Vice President, General Counsel and Corporate Secretary; Kenneth R. Trammell, Executive Vice President and Chief Financial Officer; and Jason M. Hollar, Senior Vice President, Finance of Tenneco Inc., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign this Registration Statement to be filed with the Securities and Exchange Commission and any and all amendments and supplements to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 21st day of April, 2018.

By:	/s/ Roger J. Wood
Name: Roger J. Wood
Title: Director